                                                                Exhibit 13.(a).1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Tefron Ltd. (the "Company") on Form 20-F
for the period ended December 31, 2008, as filed with the Securities and
Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 30, 2009

                                          By: /s/ Adi Livneh
                                          ------------------
                                          Adi Livneh
                                          Chief Executive Officer

Date:  June 30, 2009

                                          By: /s/ Eran Rotem
                                          ------------------
                                          Eran Rotem
                                          Chief Financial Officer